SCHEDULE A

WELLS FARGO FUNDS MANAGEMENT

INVESTMENT ADVISORY AGREEMENT

WELLS FARGO FUNDS TRUST

Wells Fargo Funds Trust	Fee as % of Avg. Daily Net Asset Value
Adjustable Rate Government Fund[1]	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Asia Pacific Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.95 0.90 0.85 0.825 0.80
C&B Mid Cap Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.70 0.675 0.65 0.625 0.60
C&B Large Cap Value Fund	0.00±
California Limited-Term Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
California Municipal Money Market Fund	0.10
California Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Capital Growth Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Cash Investment Money Market Fund	0.10
Colorado Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Common Stock Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Conservative Allocation Fund[2]	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Conservative Income Fund[3]	First 1B Next 4B Over 5B	0.20 0.175 0.15
Core Bond Fund	0.00±
Disciplined U.S. Core Fund	First 1B Next 4B Over 5B	0.30 0.275 0.25
Discovery Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Diversified Capital Builder Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.60 0.55 0.50 0.475 0.45
Diversified Equity Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Diversified Income Builder Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.50 0.475 0.45 0.425 0.40
Diversified International Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.85 0.80 0.75 0.725 0.70
Dow Jones Target Today Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2010 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2015 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2020 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2025 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2030 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2035 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2040 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2045 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2050 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2055 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Emerging Growth Fund	0.00±
Emerging Markets Equity Fund	First 500M Next 500M Next 1B Next 2B Over 4B	1.10 1.05 1.00 0.975 0.950
Emerging Markets Equity Income Fund	First 500M Next 500M Next 1B Next 2B Over 4B	1.10 1.05 1.00 0.975 0.95
Emerging Markets Local Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.65 0.625 0.60 0.575 0.55
Endeavor Select Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Enterprise Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.70 0.675 0.65 0.625 0.60
Global Opportunities Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.90 0.875 0.85 0.825 0.80
Government Money Market Fund	0.10
Government Securities Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.375 0.35 0.325 0.30
Growth Balanced Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Growth Fund[4]	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Heritage Money Market Fund	0.10
High Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.50 0.475 0.45 0.425 0.40
High Yield Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.50 0.475 0.45 0.425 0.40
High Yield Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.425 0.40 0.375 0.35
Income Plus Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.375 0.35 0.325 0.30
Index Asset Allocation Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.60 0.55 0.50 0.475 0.450
Index Fund	0.00±
Inflation-Protected Bond Fund	0.00±
Intermediate Tax/AMT Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
International Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.55 0.525 0.50 0.475 0.45
International Equity Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.85 0.80 0.75 0.725 0.70
International Value Fund	0.00±
Intrinsic Small Cap Value Fund[5]	First 500M Next 500M Next 1B Next 1B Over 3B	0.80 0.775 0.75 0.725 0.70
Intrinsic Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Intrinsic World Equity Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.80 0.75 0.70 0.675 0.65
Large Cap Core Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Large Cap Growth Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Large Company Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Managed Account CoreBuilder Shares Series M	0.00
Minnesota Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Moderate Balanced Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20
Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Municipal Cash Management Money Market Fund	0.10
Municipal Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20
National Tax-Free Money Market Fund	0.10
North Carolina Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Omega Growth Fund[6]	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Opportunity Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.70 0.675 0.65 0.625 0.60
Pennsylvania Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Precious Metals Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.60 0.55 0.50 0.475 0.45
Premier Large Company Growth Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Short Duration Government Bond Fund[7]	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Short-Term Bond Fund[8]	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Short-Term High Yield Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.425 0.40 0.375 0.35
Short-Term Municipal Bond Fund[9]	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Small Cap Opportunities Fund[10]	First 500M Next 500M Next 1B Next 1B Over 3B	0.80 0.775 0.75 0.725 0.70
Small Cap Value Fund[11]	First 500M Next 500M Next 1B Next 1B Over 3B	0.80 0.775 0.75 0.725 0.70
Small Company Growth Fund	0.00±
Small Company Value Fund	0.00±
Small/Mid Cap Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Special Mid Cap Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.70 0.675 0.65 0.625 0.60
Special Small Cap Value Fund[12]	First 500M Next 500M Next 1B Next 1B Over 3B	0.80 0.775 0.75 0.725 0.70
Specialized Technology Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.95 0.90 0.85 0.825 0.80
Strategic Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.475 0.45 0.425 0.40 0.375
Strategic Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Traditional Small Cap Growth Fund[13]	First 500M Next 500M Next 1B Next 1B Over 3B	0.80 0.775 0.75 0.725 0.70
Treasury Plus Money Market Fund	0.10
Ultra Short-Term Income Fund[14]	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Ultra Short-Term Municipal Income Fund[15]	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Utility & Telecommunications Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.60 0.55 0.50 0.475 0.45
WealthBuilder Conservative Allocation Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Equity Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Growth Allocation Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Growth Balanced Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Moderate Balanced Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Tactical Equity Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
Wisconsin Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
100% Treasury Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20

On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Adjustable Rate Government Fund.  Effective January 1, 2014, the advisory fees will be:  First 1B 0.30%; Next 4B 0.275%; Next 3B 0.25%; Over 8B 0.225%.

2On November 7, 2012, the Board of Funds Trust approved the liquidation of the Conservative Allocation Fund.  The liquidation will occur on or about May 24, 2013.

  3On February 21, 2013 the Board of Funds Trust approved the establishment of the Conservative Income Fund.  The fund is scheduled to become effective in the second quarter of 2013.

4On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Growth Fund.  Effective December 1, 2013 the advisory fees will be:  First 500M 0.75%; Next 500M 0.70%; Next 1B 0.65%; Next 2B 0.625%; Next 4B 0.60%; Next 4B 0.575%; Over 12B 0.55%.

5On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Intrinsic Small Cap Value Fund.  Effective March 1, 2014 the advisory fees will be: First 500M 0.80%; Next 500M 0.775%; Next 1B 0.75%; Next 1B 0.725; Next 1B 0.70%; Over 4B 0.68%.

6On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Omega Growth Fund.  Effective December 1, 2013 the advisory fees will be:  First 500M 0.75%; Next 500M 0.70%; Next 1B 0.65%; Next 2B 0.625%; Next 4B 0.60%; Next 4B 0.575%; Over 12B 0.55%.

7On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Short Duration Government Bond Fund.  Effective January 1, 2014 the advisory fees will be:  First 1B 0.30%; Next 4B 0.275%; Next 3B 0.25%; Over 8B 0.225%.

8On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Short-Term Bond Fund.  Effective January 1, 2014 the advisory fees will be:  First 1B 0.30%; Next 4B 0.275%; Next 3B 0.25%; Over 8B 0.225%.

9On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Short-Term Municipal Bond Fund.  Effective November 1, 2013 the advisory fees will be:  First 1B 0.30%; Next 4B 0.275%; Next 3B 0.25%; Over 8B 0.225%.

10On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Small Cap Opportunities Fund.  Effective March 1, 2014 the advisory fees will be: First 500M 0.80%; Next 500M 0.775%; Next 1B 0.75%; Next 1B 0.725; Next 1B 0.70%; Over 4B 0.68%.

11On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Small Cap Value Fund.  Effective March 1, 2014 the advisory fees will be: First 500M 0.80%; Next 500M 0.775%; Next 1B 0.75%; Next 1B 0.725; Next 1B 0.70%; Over 4B 0.68%.

12On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Special Small Cap Value Fund.  Effective March 1, 2014 the advisory fees will be: First 500M 0.80%; Next 500M 0.775%; Next 1B 0.75%; Next 1B 0.725; Next 1B 0.70%; Over 4B 0.68%.

13On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Traditional Small Cap Growth Fund.  Effective March 1, 2014 the advisory fees will be: First 500M 0.80%; Next 500M 0.775%; Next 1B 0.75%; Next 1B 0.725; Next 1B 0.70%; Over 4B 0.68%.

14On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Ultra Short-Term Income Fund.  Effective January 1, 2014 the advisory fees will be:  First 1B 0.30%; Next 4B 0.275%; Next 3B 0.25%; Over 8B 0.225%.

15On March 29, 2013, the Board of Funds Trust approved an advisory fee change for the Ultra Short-Term Municipal Income Fund.  Effective November 1, 2013 the advisory fees will be:  First 1B 0.30%; Next 4B 0.275%; Next 3B 0.25%; Over 8B 0.225%.

Most recent annual approval by the Board of Trustees:  March 29, 2013

Schedule A amended:   March 29, 2013

± As long as the Fund invests all (or substantially all) of its assets in a single, registered, open-end management investment company in accordance with Section 12(d)(1)(E) under the 1940 Act, the Fund does not pay Funds Management an investment advisory fee.  At the time the Fund invests some of its assets in two or more registered, open-end management investment companies in accordance with Section 12(d)(1)(G) under the 1940 Act, the Fund shall pay Funds Management an investment advisory fee of 0.25% for asset allocation services.

The foregoing fee schedule is agreed to as of March 29, 2013 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

     C. David Messman

     Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen

     Executive Vice President